FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                November 24, 1999
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc
                        -------------------------------
                          (Exact name of registrant as
                            specified in its charter)




   0-18294                      California                    94-3087630
-------------                 ---------------               --------------
(Registration                 (State or Other                (IRS Employer
    File                      Jurisdiction of               Identification
   Number)                    Incorporation)                    Number)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states

ITEM 5.  OTHER EVENTS

This press release dated November 24, 1999, filed herewith as Exhibit 20.7 is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

         20.7      Press release dated November 24, 1999.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    METRIC INCOME TRUST SERIES, INC.
                                    a California Corporation

                                            /s/ William A. Finelli
                                    By:     ------------------------------
                                            William A. Finelli
                                            Chief Financial Officer


                                    Date:         November 24, 1999
                                            -------------------------------